                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K/A
                                AMENDMENT NO. 3


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  November 2, 1998
                                                       --------------------



                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    1-13232            84-1259577
--------------------------------    -------------     -------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)


   1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
-----------------------------------------------------     -------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (303) 757-8101
                                                          -------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

         On March 31, 1998, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), acquired:
(a) the Casa Anita Apartments located in Phoenix, Arizona from a third party for a contribution value of approximately $7.4 million (which included the assumption of approximately $4.1 million of debt in favor of Federal National Mortgage Association ("FNMA") and the remainder of which was paid in limited partnership units ("OP Units") in AIMCO Properties), (b) the San Marina Apartments located in Phoenix, Arizona from a third party for a contribution value of approximately $12.7 million (which included the assumption of approximately $8.0 million of debt in favor of FNMA and the remainder of which was paid in OP Units), (c) the Rio Cancion Apartments located in Tuscon, Arizona from a third party for a contribution value of approximately $18.7 million (which included the assumption of approximately $13.1 million of debt in favor of FNMA and the remainder of which was paid in OP Units, (d) the Sundown
Village Apartments in Tucson, Arizona from a third party for a contribution value of approximately $14.6 million (which included the assumption of approximately $8.5 million of debt in favor of FNMA and the remainder of which was paid in OP Units), and (e) the Cobble Creek Apartments located in Tucson, Arizona from a third party for a contribution value of approximately $8.6 million (which included the assumption of approximately $7.0 million of debt in favor of FNMA and the remainder of which was paid in OP Units). The five garden-style apartment communities acquired in this transaction have an average age of 14 years and contain 1,633 apartment units. The three apartment communities located in Tucson have 1,010 units and the two apartment communities located in Phoenix have 623 units.

         In June 1998, AIMCO Properties entered into seven separate Purchase and Sale Agreements with affiliates of Realty Investment Co. to acquire seven multifamily residential properties. On October 16, 1998, these properties were acquired by newly formed subsidiaries of AIMCO Properties (the "Partnerships") for a purchase price of approximately $41.8 million (exclusive of certain transaction costs), consisting of approximately $16.8 million in cash and the assumption of approximately $25.0 million in mortgage indebtedness. In consideration of Insignia Properties, L.P. ("IPLP"), an affiliate of AIMCO, providing approximately $17.1 million of the purchase price for such properties, AIMCO Properties assigned all of its right, title and interest in and to the profits, distributions, losses, and all other economic rights and obligations arising out of AIMCO Properties' limited partnership interest in the Partnerships to IPLP. The seven garden-style apartment communities are located in three states, have an average age of 14 years and contain 1,353 apartment units. Five of the apartment communities are located in Florida, with 448 units in Jacksonville, 208 units in Daytona Beach, 120 units in Melbourne and 216 units in Palm Bay. One apartment community with 137 units is located in Hemet, California and one apartment community with 224 units is located in Stone Mountain, Georgia.

         In July 1998, AIMCO Properties entered into two separate Acquisition Agreements with affiliates of Realty Investment Co. to acquire the partnership interests in two limited partnerships that each own a multifamily residential property. Although no assurance can be given, these transactions are scheduled to close in early December 1998. The purchase price is estimated to be approximately $60.5 million, consisting of the assumption or refinancing of approximately $34.1 million in mortgage indebtedness, with the remaining $26.4 million to be paid in cash or OP Units. The two garden-style apartment communities are located in two states, have an average age of 22 years and contain 1,164 apartment units. One of the apartment communities with 983 units is located in College Park, Maryland, and the other with 181 units is located in Lafayette, Indiana.

         On September 24, 1998, AIMCO Properties acquired the Sun Lake Apartments located in Brandon, Florida from a related party for approximately $4.2 million (which included $2.4 million in cash and $1.8 million OP units). The garden-style community was approximately 17 years old and contained 88 apartment units.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Cirque Apartment Communities for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) together with the Report of Independent Auditors (included as Exhibit 99.1 to this Report and incorporated herein by reference).

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Apartment Investment Communities I for the year ended December 31, 1997 and the six months ended June 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.2 to this Report and incorporated herein by this reference).

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Apartment Investment Communities II for the year ended December 31, 1997 and the six months ended June 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.3 to this Report and incorporated herein by this reference).

         Historical Summary of Gross Income and Direct Operating Expenses of Sun Lake Apartments for the years ended December 31, 1997, 1996, and 1995 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.5 to this Report and incorporated herein by this reference).

(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.4 to this Report and incorporated herein by this reference.

(b) Exhibits

         The following exhibits are filed with this report:


Exhibit
Number   Description
-------- -----------
*23.1    Consent of Ernst & Young LLP

*23.2    Consent of Beers & Cutler PLLC

*23.3    Consent of Beers & Cutler PLLC

 23.4    Consent of Ernst & Young LLP

*99.1    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Cirque Apartment Communities for the year ended
         December 31, 1997 and the three months ended March 31, 1998
         (unaudited), together with the Report of Independent Auditors.

*99.2    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities I for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.3    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities II for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.4    Pro Forma Financial Information of Apartment Investment and Management
         Company.


 99.5    Historical Summary of Gross Income and Direct Operating Expenses of
         Sun Lake Apartments for the years ended December 31, 1997, 1996 and
         1995 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report.


* Previously filed.

                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  December 14, 1998                By: /s/ Troy Butts
                                            ---------------------------------
                                            Troy Butts
                                            Senior Vice President,
                                            Chief Financial Officer

                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Sequentially
Exhibit
Number   Description
-------  -----------
*23.1    Consent of Ernst & Young LLP

*23.2    Consent of Beers & Cutler PLLC

*23.3    Consent of Beers & Cutler PLLC

 23.4    Consent of Ernst & Young LLP

*99.1    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Cirque Apartment Communities for the year ended
         December 31, 1997 and the three months ended March 31, 1998
         (unaudited), together with the Report of Independent Auditors.

*99.2    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities I for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.3    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities II for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.4    Pro Forma Financial Information of Apartment Investment and Management
         Company.

 99.5    Historical Summary of Gross Income and Direct Operating Expenses of
         Sun Lake Apartments for the years ended December 31, 1997,  1996, and
         1995 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report.

* Previously filed